Supplement Dated July 30, 2008
To
Prospectus Dated May 1, 2008
For the
Farmers Variable Annuity (the Contract”)
Issued Through
Farmers Annuity Separate Account A (the Separate Account”)
Offered by
Farmers New World Life Insurance Company

This Supplement describes important changes that are being made to the selection of subaccounts that are available to you under your Contract and to the asset allocation model program described in your Prospectus. Please read this Supplement carefully and retain it with your Prospectus for future reference.

Subaccount Closures.

Effective on September 1, 2008, 11 of the subaccounts currently available to you under your Contract are being closed to new investors. The subaccounts affected by these closures are those that invest in the following corresponding portfolios:

Portfolio	Fund
Social Mid Cap Growth Portfolio	Calvert Variable Series, Inc.
Quality Bond Portfolio	Dreyfus Variable Investment Fund
DWS Growth & Income VIP	DWS Variable Series I
DWS Small Cap Growth VIP	DWS Variable Series II
Templeton Developing Markets Securities Fund	Franklin Templeton Variable Insurance Products Trust
Goldman Sachs Capital Growth Fund	Goldman Sachs Variable Insurance Trust
Janus Aspen Mid Cap Growth Portfolio	Janus Aspen Series
PVC Equity Income Account (formerly, PVC Equity Income Account I)	Principal Variable Contracts Funds, Inc.
PVC MidCap Stock Account	Principal Variable Contracts Funds, Inc.
PVC SmallCap Growth Account II (formerly, PVC SmallCap Growth Account)	Principal Variable Contracts Funds, Inc.
PVC West Coast Equity Account	Principal Variable Contracts Funds, Inc.

These subaccount closures may have several consequences for you. If you purchased your Contract before September 1, 2008 and have Contract Value allocated to an affected subaccount on September 1, 2008, you may:

(1) remain invested in the affected subaccount;

(2) continue to allocate new premium to the affected subaccount; and (3) transfer into and out of the affected subaccount.

However, if and when you fully transfer out of an affected subaccount, you will not be permitted to allocate new premium to that subaccount or to transfer Contract Value into or out of that subaccount.

Asset Allocation Model Program.

Effective on September 1, 2008, the asset allocation model program described in your Prospectus will no longer be available. If you are currently invested using a model, the elimination of the asset allocation model program will not result in any changes to your current allocation, and no action is needed by you. However, on and after September 1, 2008, asset allocation models will not be available for your use with any future allocations or revisions to your allocations.

Note: we may decide to offer an asset allocation model program again in the future.

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If you have any questions, please call the Service Center toll-free at 1-877-376-8008, or write the Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

Securities offered through Farmers Financial Solutions, LLC, 30801 Agoura Road, Building 1, Agoura Hills, California 91301. Member FINRA & SIPC.